                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

Time Warner maintains over 1,500 subsidiaries. Set forth below are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of Time Warner as of December 31, 2005, that carry on a substantial portion of Time Warner's lines of business. The names of various consolidated wholly owned subsidiaries have been omitted. None of the foregoing omitted subsidiaries, considered either alone or together with the other subsidiaries of its immediate parent, constitutes a significant subsidiary.

                                                                                      STATE OR OTHER
                                                                                     JURISDICTION OF
NAME                                                                                   INCORPORATION
----                                                                                 -----------------
Time Warner Inc. (Registrant)....................................................   Delaware
    America Online, Inc..........................................................   Delaware
          Advertising.com, Inc...................................................   Maryland
          AOL Online India Private Limited.......................................   India
          AMSE France SAS........................................................   France
          AOL Asia Limited.......................................................   Hong Kong
          AOL Canada, Inc........................................................   Canada
          AOL Community, Inc.....................................................   Delaware
          AOL Deutschland GmbH & Co. KG..........................................   Germany
          AOL Deutschland Service Operations GmbH & Co. KG.......................   Germany
          AOL Enhanced Services LLC .............................................   Delaware
          AOL Europe Operations Limited..........................................   Ireland
          AOL Europe Sarl........................................................   Luxembourg
          AOL Europe Services Sarl...............................................   Luxembourg
          AOL France SNC.........................................................   France
          AOL Holding Services France SAS........................................   France
          AOL Member Services Philippines, Inc...................................   Philippines
          AOL Music Now LLC......................................................   Delaware
          AOL Operations Asia LLC................................................   Delaware
          AOL Premium Services LLC ..............................................   Delaware
          AOL Services Germany GmbH..............................................   Germany
          AOL Services (UK) Limited .............................................   United Kingdom
          AOL Technologies Ireland Limited.......................................   Ireland
          AOL (UK) Limited.......................................................   United Kingdom
          CompuServe Interactive Services France SNC.............................   France
          CompuServe Interactive Services, Inc...................................   Delaware
          Digital City, Inc......................................................   Delaware
          Digital Marketing Services, Inc........................................   Delaware
          eVoice, Inc............................................................   Delaware
          ICQ Ltd................................................................   Israel
          InfoInterActive Corp...................................................   Nova Scotia
          MapQuest, Inc..........................................................   Delaware

          Netscape Communications Corporation....................................   Delaware
          Nullsoft, Inc..........................................................   Arizona
          Quack.com, Inc.........................................................   Delaware
          Spinner NetworksIncorporated...........................................   California
          Tegic Communications Corporation.......................................   Washington
          Truveo, Inc. ..........................................................   Delaware
          WL Acquisition LLC ....................................................   Delaware
    Historic TW Inc..............................................................   Delaware
          Turner Broadcasting System, Inc........................................   Georgia
                Atlanta National League Baseball Club, Inc.......................   Georgia
                Cable News International, Inc....................................   Georgia
                Cable News Network LP, LLLP......................................   Delaware
                CNN America, Inc.................................................   Delaware
                CNN Investment Company, Inc......................................   Delaware
                CNN Newsource Sales, Inc.........................................   Georgia
                EZGift Certificates, Inc.......................................     Virginia
                New Line Cinema Corporation......................................   Delaware
                      New Line Distribution, Inc.................................   California
                      New Line Home Entertainment, Inc.                             New York
                      New Line Productions, Inc..................................   California
                      New Line Television, Inc...................................   California
                      New Line Theatricals, Inc..................................   California
                      Picturehouse Films.........................................   New York
                Superstation, Inc................................................   Georgia
                TEN Investment Company, Inc......................................   Delaware
                TGN, Inc.........................................................   Georgia
                The Cartoon Network LP, LLLP.....................................   Delaware
                Turner Broadcasting System Asia Pacific, Inc.....................   Georgia
                Turner Broadcasting Sales, Inc...................................   Georgia
                Turner Broadcasting System (Holdings) Europe Ltd.................   United Kingdom
                Turner Broadcasting System International, Inc....................   Georgia
                Turner Broadcasting System Latin America, Inc....................   Georgia
                Turner Classic Movies LP, LLLP...................................   Delaware
                Turner Entertainment Group, Inc..................................   Georgia
                Turner Entertainment Networks Asia, Inc..........................   Georgia
                Turner Entertainment Networks Inc................................   Georgia
                Turner Network Sales, Inc........................................   Georgia
                Turner Network Television LP, LLLP...............................   Delaware
                Turner Sports, Inc...............................................   Georgia
          Time Warner Companies, Inc.............................................   Delaware
                American Television and Communications Corporation...............   Delaware
                Time Inc.........................................................   Delaware
                      Bookspan partnership.......................................   Delaware (1)
                      Business 2.0 Media Inc.....................................   Delaware
                      Entertainment Weekly Inc...................................   Delaware
                      Essence Communications Inc.................................   Delaware
                      Expansion, S.A. de C.V. (Grupo Editorial Expansion)........   Mexico

                      IPC Group Limited..........................................   United Kingdom
                      Leisure Arts, Inc..........................................   Delaware
                      Life Inc...................................................   Delaware
                      Magazine Retail Enterprises Inc............................   Delaware
                      Media Networks, Inc........................................   Delaware
                      Southern Progress Corporation..............................   Delaware
                            Leisure Arts, Inc....................................   Delaware
                            Oxmoor House, Inc....................................   Delaware
                      Sunset Publishing Corporation..............................   Delaware
                      Synapse Group, Inc.........................................   Delaware (1)
                      The Parenting Group Inc....................................   Delaware
                      This Old House Ventures, Inc...............................   Delaware
                      Time Australia Magazine Pty Limited........................   Australia
                      Time Canada Ltd............................................   Canada
                      Time Consumer Marketing, Inc...............................   Delaware
                      Time Customer Service, Inc.................................   Delaware
                      Time Direct Ventures LLC...................................   Delaware
                      Time Distribution Services Inc.............................   Delaware
                            Time/Warner Retail Sales & Marketing Inc.............   New York
                      Time Inc. Ventures.........................................   Delaware
                      Time Warner Book Group Inc.................................   Delaware
                            Little, Brown and Company (Inc.).....................   Massachusetts
                            Warner Books, Inc....................................   New York
                      Time Warner Publishing B.V.................................   Netherlands
                      Time4 Media, Inc...........................................   New York
                Warner Communications Inc........................................   Delaware
                      Castle Rock Entertainment..................................   California
                      Castle Rock Entertainment, Inc.............................   Georgia
                      Courtroom Television Network LLC...........................   New York (1)
                      DC Comics (partnership)....................................   New York
                      E.C. Publications, Inc.....................................   New York
                      Home Box Office, Inc.......................................   Delaware
                            HBO Services, Inc....................................   Delaware
                      Time Warner Cable Inc......................................   Delaware (1)
                            Road Runner HoldCo LLC...............................   Delaware
                            Time Warner Cable San Antonio, L.P...................   Delaware
                            Time Warner NY Cable LLC.............................   Delaware
                            Time Warner Entertainment Company, L.P...............   Delaware (1)
                                  Time Warner Entertainment-Advance/Newhouse
                                  Partnership....................................   New York (1)
                      TW UK Holdings Inc.........................................   Delaware
                            Time Warner Entertainment Limited....................   United Kingdom
                      TW Ventures Inc............................................   Delaware
                            Warner Bros. (F.E.) Inc..............................   Delaware
                            Warner Bros. (South) Inc.............................   Delaware
                      Warner Bros. Entertainment Inc.............................   Delaware

                            Burbank Television Enterprises LLC...................   Delaware
                                  Telepictures Production Inc....................   Delaware
                                  Warner Bros. International Television .........   Delaware
                                  Distribution Inc.                                 Delaware
                                  Warner Bros. Television Distribution Inc.......   Delaware
                                  Warner Bros. Television Production Inc.........   Delaware
                            Time Warner Entertainment Australia Pty Limited         Australia
                            Warner Home Video Inc................................   Delaware
                            Warner Bros. Animation Inc...........................   Delaware
                            Warner Bros. Enterprises LLC.........................   Delaware
                                  Warner Bros. Consumer Products Inc.............   Delaware
                                  Warner Bros. International Cinemas Inc.........   Delaware
                                  Warner Bros. Online Inc........................   Delaware
                                  Warner Bros. Interactive Entertainment Inc.....   California
                                        Monolith Productions Inc.................   Washington
                                  Warner Bros. Technical Operations Inc......       Delaware
                                  Warner Bros. Studio Facilities Inc.............   Delaware
                            Warner Bros. Entertainment Canada Inc................   Canada
                            Warner Bros. Entertainment GmbH......................   Germany
                            Warner Bros. Entertainment Espana S.L................   Spain
                            Warner Bros. France S.A..............................   France
                            Warner Bros. (Korea) Inc.............................   Korea
                            Warner Bros. Theatrical Enterprises LLC..............   Delaware
                                  Warner Bros. Pictures Inc......................   Delaware
                                  Warner Bros. Distributing Inc..................   Delaware
                                  Warner Independent Pictures Inc.                  Delaware
                            Warner Entertainment Japan Inc.......................   Japan
                            Warner Village Cinemas S.p.A.........................   Italy (1)
                            WTTA Incorporated....................................   Delaware
                                  Hanna-Barbera Entertainment Co., Inc...........   California
                                  Turner Entertainment Co.                          Delaware
                            WB Communications Inc................................   Delaware
                                  The WB Television Network Partners, L.P........   California (1)
                                  WB 100-Plus Station Group Partners Inc.........   California
    Time Warner Finance Ireland                                                     Ireland
    Time Warner Realty Inc.......................................................   Delaware



(1)   Less than 100% owned